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                                                                    EXHIBIT 10.7

                      THIRD MODIFICATION TO LOAN DOCUMENTS

         THIS THIRD MODIFICATION TO LOAN DOCUMENTS (herein the "Modification") is made and entered into this 9th day of October, 2000, by and between INTELLIGENT SYSTEMS CORPORATION, A Georgia corporation (herein "Borrower"), and FIDELITY NATIONAL BANK, a national bank (herein "Lender").

                                   WITNESSETH:

         WHEREAS, on July 2, 1999, Lender made a One Million Dollar ($1,000,000.00) Loan to BORROWER ("Loan") evidenced by that certain Commercial Promissory Note dated July 2, 1999 in the face principal amount of $1,000,000.00 executed by Borrower in favor of Lender (herein the "Original Note");

         WHEREAS, the Loan and the Original Note are secured and evidenced by, amount other instruments:

         (a) Revolving Loan Agreement by and between Borrower and Lender dated July 2, 1999 (herein the "Loan Agreement");

         (b) Stock Pledge Agreement dated July 2, 1999 by and between Borrower and Lender with regard to the certain stock owned by Borrower in PaySys International, Inc. (herein the "PaySys Pledge Agreement").

The Loan Agreement and PaySys Pledge Agreement are collectively referred to herein as the "Additional Loan Documents";

         WHEREAS, the Loan and the Additional Loan Documents were amended by that certain First Modification to Loan Documents dated October 13, 1999 by and between Borrower and Lender, whereby certain terms and provisions of the Loan were modified at the request of Borrower (all references to the term "Loan" and any "Additional Loan Documents" shall be as amended by the aforesaid First Modification to Loan Documents);

         WHEREAS, Borrower and Lender entered into that certain First Modification to Commercial Promissory Note dated October 13, 1999, whereby Borrower and Lender agreed to modify certain terms and provisions of the Original Note (all references to the term "Original Note" shall be as modified by the aforesaid First Amendment to Commercial Promissory Note);

         WHEREAS, the Loan and the Additional Loan Documents were amended by that certain Second Modification to Loan Documents dated March 7, 2000 by and between Borrower and Lender, whereby certain terms and provisions of the Loan were modified at the request of Borrower (all references to the term "Loan" and any "Additional Loan Documents" shall be as amended by the aforesaid Second Modification to Loan Documents");


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         WHEREAS, Borrower and Lender entered into that certain Second
Modification to Commercial Promissory Note dated March 7, 2000, whereby Borrower and Lender agreed to modify certain terms and provisions of the Original Note (all references to the term "Original Note" shall be as modified by the aforesaid Second Amendment to Commercial Promissory Note);

         WHEREAS, Borrower had requested and Lender has agreed to increase the line of credit amount available under the terms of the Loan from $1,000,000 to $2,000,000.

         NOW THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

         2. Capitalized Terms. All capitalized terms contained in this Modification shall have the same meaning afforded to them in the additional loan documents.

         3. Specific Modifications to Documents.

                  a. The Loan Agreement shall be modified to provide that all references to the amount "$1,000,000.00" (as originally amended by the aforesaid First Modification to Loan Documents and the aforesaid Second Modification of Loan Documents) contained in the Loan Agreement shall hereinafter refer to "$2,000,000.00" in order to evidence the increase of the amount of the Revolving Loan availability from $1,000,000.00 to $2,000,000.00

                  b. Section 1.5 of the Loan Agreement is hereby modified to provide that the maximum amount which Borrower shall be entitled to draw upon shall be increased from $1,000,000 to $2,000,000.

                  c. The PaySys Pledge Agreement is hereby modified to provide that all references to the amount "$1,000,000.00" contained therein shall hereinafter refer to the amount "$2,000,000.00" in order to reflect the increase in the amount of the Loan from $1,000,000.00 to $2,000,000.00.

         4. No Impairment. Borrower agrees that the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise effect the obligations of Borrower to Lender or the priority of any Lien evidenced by the Additional Loan Documents except as modified hereby.

         5. No Defenses. Borrower acknowledged that it has no offsets, claims counterclaims or defenses against Lender or under any of its obligations contained in the Additional Loan Documents and to the extent any such offsets, claims, counterclaims, or defenses exist, the same are hereby waived by the Borrower.


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         6. Ratification. Except as amended hereby, each and every term and provision of the Additional Loan Documents are hereby ratified and affirmed by Borrower and shall remain in full force and effect.

         7. No Novation. It is the intention of the parties hereto that the execution and delivery of this Modification shall in no way constitute a novation or extinguishments of the debt evidenced and secured by the Additional Loan Documents.

         8. Effect of Modification. In signing this Modification, the parties hereto expressly certify and covenant that they have carefully read all provisions contained herein, have had an opportunity to consult with legal counsel of their choosing and to consider the ramifications and terms of this modification, and they have voluntarily signed this Modification with the understanding that it will be final and binding as to their interests and they have had a sufficient opportunity to review the Modification and consult with counsel of their choice prior to making such decision to execute this Modification. The parties hereby represent and warrant that this Modification is executed without reliance on any statement or representation of the other, except as expressly set forth in the within and foregoing Modification, and this Modification constitutes the entire Modification between the parties hereto and that no promise or inducement or consideration, other that that expressed in the within and foregoing Modification, has been offered or accepted and all such prior inducements or considerations are deemed merged herein.

         IN WITNESS WHEREOF, Borrower and Lender have set their hands and seals to this Modification as of the day and year first above-written.

                                      BORROWER:

                                      INTELLIGENT SYSTEMS CORPORATION, a
                                      Georgia corporation


                                      By:      /s/ J. Leland Strange
                                               ---------------------------------
                                      Title:   President


                                      Attest:  /s/ Bonnie L. Herron
                                               ---------------------------------

                                      Title:   VP & CFO
                                               [CORPORATE SEAL]

                                      LENDER:

                                      FIDELITY NATIONAL BANK, a national bank

                                      By:      /s/ George Hodges
                                               ---------------------------------

                                      Title:   Sr. Vice President